--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          July 11, 2002 (July 10, 2002)

                                 -------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             000-23709                                         13-3870996
     (COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


        450 WEST 33RD STREET
         NEW YORK, NEW YORK                                        10001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

         On July 10, 2002, DoubleClick Inc. ("DoubleClick") and L90, Inc. ("L90") completed a transaction whereby L90 acquired DoubleClick's North American Media business, pursuant to an Agreement and Plan of Merger, dated as of June 29, 2002, by and among MaxWorldwide, Inc., L90, DoubleClick, DoubleClick Media Inc., Picasso Media Acquisition, Inc. and Lion Merger Sub, Inc. (the "Merger Agreement"). The agreement to sell the North American Media business was first announced on July 1, 2002.

         A copy of the press release announcing the agreement to sell the North American business is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Merger Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER
--------------

99.1    Press Release dated July 1, 2002.

99.2 Agreement and Plan of Merger, dated as of June 29, 2002, by and among MaxWorldwide, Inc., L90, DoubleClick, DoubleClick Media Inc., Picasso Media Acquisition, Inc. and Lion Merger Sub, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DOUBLECLICK INC.
                                      ----------------------------------------
                                      (Registrant)


                                      By:  /s/ Elizabeth Wang
                                           -----------------------------------
                                           Name:  Elizabeth Wang
                                           Title: Senior Vice President and
                                           Secretary

Dated: July 11, 2002

EXHIBIT                             EXHIBIT INDEX
-------                             -------------
99.1    Press Release dated July 1, 2002.

99.2 Agreement and Plan of Merger, dated as of June 29, 2002, by and among MaxWorldwide, Inc., L90, DoubleClick, DoubleClick Media Inc., Picasso Media Acquisition, Inc. and Lion Merger Sub, Inc.